Transamerica Advisors Life Insurance Company of New York
Administrative Office:
4333 Edgewood Road NE
Cedar Rapids, IA 52499

September 1, 2011

Securities and Exchange Commission

100 F Street, NE

Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account B

ML of New York Retirement Plus Separate Account B – 33-45380

Commissioners:

Transamerica Advisors Life Insurance Company of New York (“the Company”), on behalf of Registrant, has sent or will send to contract owners the semi-annual reports for the period ended June 30, 2011, for the following underlying mutual funds (“Funds”) in which Registrant invests:

Semi-Annual Report Filings:

BlackRock Variable Series Funds, Inc.

BlackRock Money Market V.I. Fund, SEC File No.: 811-03290

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their semi-annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.

Very truly yours,

/s/ Darin D. Smith
Darin D. Smith General Counsel